UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report:  May 11, 2005                   Commission File Number: 0-15204

                            National Bankshares, Inc.
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             (Exact name of Registrant as specified in its charter)


          Virginia                                 54-1375874
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(State or other jurisdiction of        (I.R.S. Employer Identification No.)
incorporation or organization)


101 Hubbard Street
Blacksburg, VA 24060
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(Address of principal executive offices)

Registrant's telephone number, including area code (540) 951-6300
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ITEM 7.01  REGULATION FD DISCLOSURE

The following information and exhibit is being furnished pursuant to Regulation
FD

National Bankshares, Inc, issued a press release on May 11, 2005, announcing that its Board of Directors has declared a semi-annual dividend payable on June 1, 2005 to stockholders of record as of May 23, 2005. The press release further announced the renewal of a stock repurchase plan under which the Company's management is authorized to repurchase up to $1 million of common stock in the open market in the period from June 1, 2005 through May 31, 2006.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)     Exhibits

99.1    National Bankshares, Inc. press release dated May 11, 2005.


                                    SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    NATIONAL BANKSHARES, INC.



Date:  May 11, 2005            By:     /s/ JAMES G. RAKES
                                    ---------------------------------------
                                       James G. Rakes
                                       Chairman
                                       President and Chief Executive Officer






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